SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) March 26, 1998

                  The Originators listed below under a Pooling and Servicing Agreement, dated as of February 28, 1998, providing for the issuance of The Money Store Trust Asset-Backed Certificates, Series 1998-A.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Minnesota Inc.
                        The Money Store Home Equity Corp.
                          The Money Store/Kentucky Inc.


              Exact name of registrant as specified in its charter)

     *                          333-32775                      *
(State or other             (Commission File           (IRS Employer ID
jurisdiction of                  Number)                    Number)
incorporation)
                   -------------------------------------------
                                *--See Schedule A


3301 C STREET, SACRAMENTO, CALIFORNIA                     95816
(Address of principal executive offices)             (Zip Code)


Registrants' Telephone Number,
 including area code:                             (916) 446-5000


                                       N/A


          (Former name or former address, if changed since last report)
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                                    SCHEDULE


                                                                       IRS
                                         State                       Employer
                                          of                     Identification
    REGISTRANT                        INCORPORATION                   NUMBER

TMS Mortgage Inc.                     New Jersey                  22-3217781
The Money Store/D.C. Inc.                D.C.                     22-2133027
The Money Store/Minnesota Inc.        Minnesota                   22-3003495
The Money Store Home Equity            Kentucky                   22-2522232
Corp.
The Money Store/Kentucky Inc.          Kentucky                   22-2459832

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           INFORMATION AND EXHIBITS.

    (c)  EXHIBITS

EXHIBIT NO.

23.1       Consent of Coopers & Lybrand L.L.P.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TMS MORTGAGE INC.
                                THE MONEY STORE/D.C. INC.
                                THE MONEY STORE/MINNESOTA INC.
                                THE MONEY STORE HOME EQUITY CORP.
                                THE MONEY STORE/KENTUCKY INC.


                                By:       /s/ Michael H. Benoff
                                   Name: Michael H. Benoff
                                   Title: Senior Vice President



Dated: March 26, 1998

                                  EXHIBIT INDEX

EXHIBIT

23.1      Consent of Coopers & Lybrand L.L.P.